EXHIBIT 10.19

                              GRID PROMISSORY NOTE
                              AMENDED AND RESTATED

                                                       CDN $500,000

                                                       Date: April 15, 2003

FOR VALUE RECEIVED, IMAGIS TECHNOLOGIES INC. (the "Borrower") promises to pay to ALTAF NAZERALI (the "Lender") at 1300 - 1075 West Georgia Street, Vancouver, B.C. V6E 3C9 or at such other place as the Lender may designate in writing from time to time, the principal sum of $500,000 or so much of said sum as will have been advanced and is then outstanding under this Note as evidenced by notations by the Lender on the grid note attached hereto as Exhibit A, and interest on such outstanding principal sum at a floating rate of interest equal at all times to the Prime Rate plus 2% per annum calculated monthly, not in advance.

In this Note, "Prime Rate" means the floating rate of interest established from time to time by Royal Bank of Canada as a reference rate for determining rates of interest charged by it on Canadian dollar commercial loans made by it in Canada.

Time is of the essence hereof.

This Note will be payable in lawful money of Canada.

This Note, made in the Province of British Columbia, will be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

This Note is issued pursuant to a letter loan agreement dated April 15, 2003 between the Borrower and the Lender (the "Loan Agreement"). In the event of a conflict between this Note and the Loan agreement the terms of this Note shall prevail.

IMAGIS TECHNOLOGIES INC.


By:   Signed " Wayne Smith"
   --------------------------------
      Wayne Smith
      Chief Financial Officer


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                                                            EXHIBIT A
                                                            ---------

                                                            GRID NOTE
                                                            ---------

                                                      ADVANCES AND PAYMENTS

===========================================================================================================================
      DATE                                 AMOUNT OF...                             UNPAID       APPLICABLE
                   -----------------------------------------------------------     PRINCIPAL       RATE OF      NOTATION
                        ADVANCE          PRINCIPAL REPAID      INTEREST PAID        BALANCE       INTEREST      MADE BY
===========================================================================================================================

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